                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(B) OR (G) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                             ---------------------

                         LUMINANT WORLDWIDE CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                      75-2783690
           (State of incorporation                 (I.R.S. Employer Identification No.)
              or organization)

                            ------------------------

     4100 SPRING VALLEY ROAD, SUITE 750                            75244
                DALLAS, TEXAS                                   (Zip code)
               (972) 404-5167
  (Address of principal executive offices)

    If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

    If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-80161

Securities to be registered pursuant to section 12(b) of the Act:

                                                           NAME OF EACH EXCHANGE
             TITLE OF EACH CLASS                          ON WHICH EACH CLASS IS
             TO BE SO REGISTERED                             TO BE REGISTERED
---------------------------------------------  ---------------------------------------------
                    None                                      Not applicable

    Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

    For a description of the common stock, $.01 par value, of the Registrant (the "Common Stock") being registered hereunder reference is hereby made to the information under the heading "Description of Capital Stock--Common Stock" of the Registrant's Prospectus forming a part of the Registrant's Registration Statement on Form S-1 (File No. 333-80161) filed with the Securities and Exchange Commission on June 8, 1999, including any amendments thereto (the "Registration Statement"). The aforementioned description in the Prospectus is hereby incorporated by reference herein and made a part of this registration statement.

ITEM 2. EXHIBITS

  EXHIBIT
    NO.                                                       EXHIBIT
-----------  ---------------------------------------------------------------------------------------------------------

        1.   Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.1 to the
             Registration Statement.

        2.   Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit
             3.2 to the Registration Statement.

        3.   Second Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from
             Exhibit 3.3 to the Registration Statement.

        4.   Third Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from
             Exhibit 3.4 to the Registration Statement.

        5.   Fourth amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from
             Exhibit 3.5 to the Registration Statement.

        6.   Form of Amended and Restated Certificate of Incorporation of the Registrant to be in effect upon closing of the offering made under this Registration Statement, incorporated herein by reference from Exhibit 3.6 to the Registration Statement.

        7.   By-Laws of Registrant, incorporated herein by reference from Exhibit 3.7 to the Registration Statement.

        8.   Form of Amended and Restated By-Laws of the Registrant to be in effect upon closing of the offering made under this Registration Statement, incorporated herein by reference from Exhibit 3.8 to the Registration
             Statement.

        9.   Form of Common Stock Certificate, incorporated herein by reference from Exhibit 4.1 to the Registration
             Statement.

       10.   Agreement and Irrevocable Proxy by and between Commonwealth Principals II, LLC and Richard M. Scruggs,
             dated as of July 23, 1999, incorporated herein by reference from Exhibit 9.1 to the Registration
             Statement.

                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                LUMINANT WORLDWIDE CORPORATION

Date: August 9, 1999            By:  /s/ GUILLERMO G. MARMOL
                                     -----------------------------------------
                                     Guillermo G. Marmol
                                     Chief Executive Officer and President

                                 EXHIBIT INDEX

  EXHIBIT
    NO.      EXHIBIT
-----------  ---------------------------------------------------------------------------------------------------------

        1.   Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.1 to the
             Registration Statement.

        2.   Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit
             3.2 to the Registration Statement.

        3.   Second Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from
             Exhibit 3.3 to the Registration Statement.

        4.   Third Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from
             Exhibit 3.4 to the Registration Statement.

        5.   Fourth amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from
             Exhibit 3.5 to the Registration Statement.

        6.   Form of Amended and Restated Certificate of Incorporation of the Registrant to be in effect upon closing of the offering made under this Registration Statement, incorporated herein by reference from Exhibit 3.6 to the Registration Statement.

        7.   By-Laws of Registrant, incorporated herein by reference from Exhibit 3.7 to the Registration Statement.

        8.   Form of Amended and Restated By-Laws of the Registrant to be in effect upon closing of the offering made under this Registration Statement, incorporated herein by reference from Exhibit 3.8 to the Registration
             Statement.

        9.   Form of Common Stock Certificate, incorporated herein by reference from Exhibit 4.1 to the Registration
             Statement.

       10.   Agreement and Irrevocable Proxy by and between Commonwealth Principals II, LLC and Richard M. Scruggs,
             dated as of July 23, 1999, incorporated herein by reference from Exhibit 9.1 to the Registration
             Statement.

                                       2